Exhibit 10.2
3,200,000 Shares
Citizens, Inc.
Class A Common Stock
(no par value)
PLACEMENT AGENT AGREEMENT
November 28, 2007
Oppenheimer & Co. Inc.
          As representative of the Placement Agents
          named in Schedule I hereto
125 Broad Street
New York, New York 10004
Dear Sirs:
     Citizens, Inc., a Colorado corporation (the “Company”), proposes to sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the Purchasers identified therein (each a “Purchaser” and, collectively, the “Purchasers”), up to an aggregate of 3,200,000 shares (the “Shares”) of the Company’s Class A common stock, no par value (the “Common Stock”). The Company hereby confirms its agreement with the placement agents named on Schedule I attached hereto (the “Placement Agents”) as set forth below. Oppenheimer & Co. Inc. (“Oppenheimer”) is acting as the representative of the Placement Agents and in such capacity is hereinafter referred to as the “Representative.” Certain terms used herein are defined in Section 14 hereof:
1. Agreement to Act as Placement Agent; Placement of Securities. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:
(a)	The Company hereby authorizes the Placement Agents to act as its exclusive agents to solicit offers for the purchase of all or part of the Shares from the Company in connection with the proposed offering of the Shares (the “Offering”). Until the Closing Date (as defined in Section 3 hereof) or upon the termination of the Offering, the Company shall not, without the prior written consent of the Representative, solicit or accept offers to purchase the Shares otherwise than through the Placement Agents.

(b)	The Placement Agents agree, as agents of the Company, to use their reasonable best efforts to solicit offers to purchase the Shares from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Placement Agents shall make commercially reasonable efforts to assist the

Company in obtaining performance by each Purchaser whose offer to purchase Shares has been solicited by the Placement Agents and accepted by the Company, but the Placement Agents shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agents be obligated to purchase any Shares for their own account and, in soliciting purchases of Shares, the Placement Agents shall act solely as the Company’s agents and not as principals. Notwithstanding the foregoing and except as otherwise provided in Section 1(c) hereof, it is understood and agreed that the Placement Agents (or their affiliates) may, solely at their discretion and without any obligation to do so, purchase Shares as principals, provided, however, that any such purchases by the Placement Agents shall be subject to the prior approval of the Company, in its sole discretion, and that such purchases are properly disclosed in the General Disclosure Package if required under the securities laws.

(c)	Subject to the provisions of this Section 1, offers for the purchase of Shares may be solicited by the Placement Agents as agents for the Company at such times and in such amounts as the Placement Agents deem advisable. Each Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Shares received by it as agent of the Company. The Company shall have the sole and absolute right to accept offers to purchase the Shares and may reject any such offer, in whole or in part. Each Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d)	The purchases of the Shares by the Purchasers shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto.

(e)	As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agents (or cause to be paid out of escrow) by wire transfer of immediately available funds to an account or accounts designated by the Representative, an amount equal to five and a half percent (5.5%) of the gross proceeds received by the Company from the sale of the Shares on such Closing Date.

(f)	No Share which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Share shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver any Shares to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against loss, claim or damage arising from or as a result of such default by the Company in accordance with Section 7 hereof.
2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Placement Agents that:

(a)	The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 as amended (No. 333-143518), which became effective on June 22, 2007 (the “Effective Date”), including a base prospectus relating to the Shares (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430 or 424(b) of the Rules and Regulations), as amended or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and, to the knowledge of the Company, no proceedings for that purpose have been instituted or are threatened by the Commission. The Company, if required by the Rules and Regulations, proposes to file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Prospectus” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agents by the Company for use in connection with the offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agents for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed, but excluding any documents or information furnished to the

Commission under Item 2.02 or Item 7.01 of any Current Report on Form 8-K. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules and Regulations (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.
(b)	As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) the Pricing Prospectus (as defined below) and any information included on Schedule II hereto (the “Pricing Information”) and the General Use Free Writing Prospectus (as defined below), if any, issued at or prior to the Applicable Time, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), if any, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents through the Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof). As used in this Section 2(b) and elsewhere in this Agreement:

“Applicable Time” means 4:30 P.M., New York time, on the date of this Agreement.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented as of immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III hereto.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c)	No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares has been issued by the Commission, and, to the knowledge of the

Company, no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or is threatened by the Commission. Each Preliminary Prospectus, if any, at the time of filing thereof, and the General Disclosure Package, at the Applicable Time, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus or the General Discount Package in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents through the Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof).
(d)	At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Pricing Prospectus and Prospectus and any amendments or supplements thereto, at time the Pricing Prospectus and Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this Section 2(d) shall not apply to information contained in or omitted from the Registration Statement or the Pricing Prospectus and Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents through the Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof).

(e)	Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Placement Agents as described in Section 4(e) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents through the Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof).
(f)	The documents incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when such documents become effective or are filed with the Commission , as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(g)	The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Pricing Prospectus and the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(b) hereof. The Company will file with the Commission all Issuer Free Writing Prospectuses, if any, in the time and manner required under Rules 164(b)(2) and 433(d) under the Securities Act.

(h)	(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the Laws of the State of Colorado, and (ii) each of the subsidiaries of the Company, as listed on Schedule IV hereto (collectively, the “Subsidiaries”), has been duly incorporated and is validly existing as a corporation in good standing under the Laws of the jurisdiction of its incorporation. The Company and each of the Subsidiaries have all requisite corporate power and authority and all necessary authorizations, consents, approvals, orders, licenses (including, without limitation, insurance licenses), grants, exemptions, certificates, qualifications, registrations, franchises and permits (collectively, “Approvals”) of and from every federal, state, local or foreign court or tribunal or governmental agency or regulatory or other body or commission, (including, without limitation, self-regulating organizations and insurance regulatory agencies) having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties (including, without limitation, the New York Stock Exchange (the “NYSE”))

(each, a “Governmental Entity”) to own their assets and properties and to conduct their businesses as disclosed in the General Disclosure Package. All such Approvals are in full force and effect, and the Company is not in default under any such Approval, except to the extent the failure of such Approval to be in full force and effect or to be in default would not, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect. All of the Approvals necessary or appropriate for the Company to enter into this Agreement and the Subscription Agreements and to carry out the provisions and conditions hereof and thereof and the transactions contemplated hereby and thereby are in full force and effect. The Company and each of the Subsidiaries: (x) are duly qualified to transact business in all jurisdictions in which such qualification is necessary or appropriate in connection with the conduct of their business; (y) own, or possess adequate rights to use, all patents, trademarks, service marks, copyrights, trademarks, trade secrets and rights necessary or advisable for the conduct of their businesses as disclosed in the General Disclosure Package and none of them has received any notice and is not otherwise aware of any conflict with the asserted rights of others, and the Company knows no basis therefor; and (z) conduct their respective businesses in compliance, in all material respects, with all applicable federal, state, local and foreign statutes, laws, rules, regulations, decisions, judgments, directives, decrees and orders (collectively, “Laws”). Since January 1, 2001, neither the Company nor any of the Subsidiaries has received any formal communication from any Governmental Entity asserting that the Company or any of the Subsidiaries is not in compliance, in all material respects, with any Approval or any applicable Law.
(i)	The Subsidiaries are the only subsidiaries, direct or indirect, of the Company which are material to the Company’s business. The outstanding shares of capital stock of each of the Subsidiaries that is a corporation have been duly authorized and validly issued, are fully paid and nonassessable, and, to the extent set forth in Schedule IV hereto, are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into or exercise or exchange for shares of capital stock or other ownership interests in the Subsidiaries are outstanding.

(j)	Each Subsidiary that is required to be organized or licensed as an insurance company (each, an “Insurance Subsidiary”) is duly organized and licensed as an insurance company in each jurisdiction where it is required to be so licensed or authorized to conduct its business. Except as otherwise disclosed in the General Disclosure Package, each Insurance Subsidiary has all Approvals of and from all insurance Governmental Entities (collectively, “Insurance Authorities”) to conduct its business, with such exceptions as would not, individually or in the aggregate, reasonably be expected to (i) have a material adverse effect on (A) the business, properties, assets, current or future consolidated financial position, reserves, surplus, business prospects, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole, (B) the Company’s liability for future policy benefits, policyholder account balances and other claims, or (C) the ability of the Company to sell the Shares to the Purchasers in accordance with this Subscription Agreements or otherwise comply with, perform its obligations under or consummate the transactions contemplated by this Agreements or the Subscription Agreements, or (ii) result in the delisting of the Common Stock from the NYSE (a “Material Adverse Effect”). There is no pending or, to the knowledge of the Company, threatened action, suit, investigation or proceeding before or by any Governmental Entity (each, a “Proceeding”) that could reasonably be expected to lead to the revocation, termination or suspension of any Approval. To the knowledge of the Company, no Insurance Authority has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent. Each of the Company and each Insurance Subsidiary has made all filings, registrations and declarations (collectively, “Filings”) with all Insurance Authorities necessary to own, lease, license and use its assets and properties and to conduct its business in the manner described in the General Disclosure Package. Each Insurance Subsidiary is in compliance with, and conducts its businesses in conformity with, in all material respects, all applicable Laws.
(k)	All reinsurance treaties and similar arrangements (including placement slips) to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except for such violation or default which would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; no Insurance Subsidiary has received any notice from any of the other parties to such treaties or arrangements that such other party intends not to perform such treaty or arrangement and, to the knowledge of the Company and each Insurance Subsidiary, none of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except (i) to the extent adequately and properly reserved for in the audited historical financial statements of the Company included in the Registration Statement and the General Disclosure Package or (ii) to the extent that such nonperformance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as disclosed in the General Disclosure Package, no Insurance Subsidiary has received any notice from any of the other parties to such treaties or arrangements that such other party intends to terminate such treaty or arrangements.

(l)	Except as disclosed in the General Disclosure Package, the Company and its Insurance Subsidiaries have made no material change in their insurance reserving practices since December 31, 2005.

(m)	The reserves reflected on the statutory statements of each Insurance Subsidiary, as of the dates specified in such statements, (i) were computed in accordance with presently accepted actuarial standards consistently applied and are fairly stated, in accordance with sound actuarial principles, (ii) met the requirements of all applicable insurance Laws, and are at least as great as the minimum aggregate amounts required by applicable Law, and (iii) included provision for all actuarial reserves and related statement items which should be established.

(n)	The statutory financial statements of the Insurance Subsidiaries are prepared for each relevant period in conformity with applicable statutory accounting principles or practices required or permitted by applicable Law and by the appropriate insurance department of the jurisdiction of domicile of each Insurance Subsidiary, respectively, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of each Insurance Subsidiary as of the dates thereof, and the statutory basis results of operations of each Insurance Subsidiary for the periods covered thereby.

(o)	No insurance agent or producer appointed by any Insurance Subsidiary has ceased selling insurance policies on behalf of such Insurance Subsidiary or has indicated an interest in decreasing or ceasing the amount of insurance it sells on behalf of such Insurance Subsidiary or otherwise modifying its relationship with the Company or the Insurance Subsidiaries, other than (i) in the ordinary course of business consistent with past practices or (ii) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)	The Company and the Subsidiaries have good and marketable title in fee simple to, or valid and enforceable leasehold estates in, all items of real and personal property which are stated in the General Disclosure Package to be owned or leased by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those which are referred to in the General Disclosure Package, and other than those which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)	Except as otherwise disclosed in the General Disclosure Package, there is no Proceeding now pending or, to the knowledge of the Company, threatened or contemplated by any Governmental Entity or by any other person to which the Company or any of the Subsidiaries is or is threatened to be made a party or of which any asset or property of the Company or any of the Subsidiaries is or is threatened to be made the subject, (i) that is required to be disclosed in the General Disclosure Package by the Act or by the Regulations and is not disclosed therein or (ii) which, if determined adversely to the Company or any of the Subsidiaries, would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect; all pending Proceedings to which the Company or any of the Subsidiaries is a party or of which any of their assets or property is the subject, either individually or in the aggregate, which are not described in the General Disclosure Package, including ordinary routine litigation incidental to their respective businesses, would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(r)	Except as otherwise disclosed in the notes thereto or the reports thereon, the consolidated financial statements and related schedules of the Company and the Subsidiaries filed with the Commission as part of the Registration Statement and the General Disclosure Package fairly present the consolidated financial position and the consolidated results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply; such financial statements and related schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”), consistently applied throughout the periods involved; and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement and the General Disclosure Package present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.
(s)	Ernst & Young LLP, who have audited certain financial statements of the Company and the Subsidiaries, are, to the knowledge of the Company, an independent registered public accounting firm as required by the Act and the Regulations and in accordance with the requirements of applicable insurance Laws and the published standards of the National Association of Insurance Commissioners, and, to the knowledge of the Company, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(t)	KPMG LLP, who have audited certain financial statements of the Company and the Subsidiaries, are, to the knowledge of the Company, independent registered public accountants as required by the Act and the Regulations and in accordance with the requirements of applicable insurance Laws and the published standards of the National Association of Insurance Commissioners, and, to the knowledge of the Company, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act with respect to the Company.

(u)	The business, assets, properties, consolidated financial position, business prospects, shareholders’ equity and results of operations of the Company and the Subsidiaries taken as a whole conform to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(v)	No default exists, and no event has occurred which, with notice or lapse of time, or both, would constitute a default or result in an acceleration in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other material agreement, understanding or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective assets or properties may be bound or affected (including, without limitation, any agreement or instrument filed as an exhibit to the Registration Statement or any Incorporated Document), except for any such breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(w)	(i) The Company is not in violation of any term or provision of its Restated and Amended Articles of Incorporation or Bylaws, and (ii) none of the Subsidiaries is in violation of any term or provision of its certificate or articles of incorporation or its bylaws, as applicable.
(x)	Neither the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby nor the compliance by the Company with the terms and provisions hereof will (i) conflict with, result in a breach of, or acceleration under, or constitute a default under any of the terms, provisions or conditions of, (A) the Restated and Amended Articles of Incorporation or the Bylaws of the Company or the certificate or articles of incorporation or its bylaws, as applicable, of any of the Subsidiaries or (B) any material agreement or instrument to which any of them is a party or by which any of them or any of their assets is or are bound (including, without limitation, any agreement or instrument filed as an exhibit to the Registration Statement or any Incorporated Document) or (ii) violate any Approval or Law.

(y)	The Company has authorized, issued and outstanding capital stock, including preferred stock, as set forth in the General Disclosure Package. All of the issued shares of the Common Stock are duly and validly authorized, issued and outstanding, fully paid and nonassessable, and free of preemptive rights, and the Shares, when issued and delivered in accordance with this Agreement, will be duly and validly authorized, issued and outstanding, fully paid and nonassessable, and free of preemptive rights. The Common Stock and the other securities of the Company conform to all statements in relation thereto contained in the General Disclosure Package. All of the issued shares of Common Stock and preferred stock of the Company have been issued in compliance with all applicable federal and state securities Laws, including all applicable insurance securities Laws.

(z)	The Company has obtained from each of its executive officers and directors an executed lock-up agreement in substantially the form of Exhibit B hereto.

(aa)	Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the period (the “Lock-Up Period”) described below. The initial Lock-Up Period will commence on the date of the Final Prospectus and will end 90 days after such date, or such earlier date that the Representative consents to in writing; provided, however, that if (i) during the last 17 calendar days of such 90-day period, the Company issues a earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of such 90-day period, the Company announces that it will release earnings results during the 16 calendar-day period beginning on the last day of such 90-day period, then, in each case, such 90-day period shall be extended until the expiration of the 18 calendar-day period that begins on the date of the issuance of any such release or on which such material news or material event occurs, as applicable, unless the Representative waives, in writing, such extension. The Company will provide the Representative with notice of any announcement described in the preceding clause (ii) that gives rise to an extension of such 90-day period.
(bb)	This Agreement has been duly and validly authorized, executed and delivered by the Company.

(cc)	Neither the Company nor any of the Subsidiaries has sustained, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package, any Material Adverse Effect or any material loss or interference with its business from fire, explosion, accident, hurricane, earthquake, theft, sabotage, flood or other calamity or malicious act, whether or not covered by insurance, or from any labor dispute or action, order or decree of any Governmental Entity, other than as set forth in the General Disclosure Package. Since the date as of which information is given in the General Disclosure Package, there has not been any change in the capitalization or indebtedness for borrowed money of the Company or any of the Subsidiaries, and no event or development has occurred that individually or in the aggregate has had, or would be reasonably expected to have, a Material Adverse Effect. Other than as disclosed or otherwise reflected in the General Disclosure Package, there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries, taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(dd)	No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company or any other Subsidiary, from making any other distribution on such Subsidiary’s capital stock or from repaying to the Company any loans or advances to such Subsidiary from the Company or another Subsidiary, other than as disclosed in the General Disclosure Package.

(ee)	The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed by each of them or have requested extensions thereof and have paid all taxes shown on such returns and all assessments received by any of them to the extent that the same have become due. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments except as disclosed in the General Disclosure Package.

(ff)	Except for (i) the supplemental listing application to be filed by the Company with the NYSE to list the Shares and (ii) permits and similar authorizations required under the securities or Blue Sky Laws of certain jurisdictions, no consent, authorization, or approval is required from any Governmental Entity in connection with this Agreement and the transactions contemplated hereby, other than such consents, authorizations or approvals that have been obtained.
(gg)	Neither the Company nor any of the Subsidiaries, nor any officer or director of any of them nor, to the knowledge of the Company, any employee of any of them, has made any payment of funds of the Company or any of the Subsidiaries or purchased any property with funds of the Company or any of the Subsidiaries in a manner prohibited by Law, and no funds of the Company or any of the Subsidiaries or property purchased with funds of the Company or any of the Subsidiaries have been set aside to be used for any payment prohibited by applicable Law. Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any Subsidiary in his/her capacity as such, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any applicable Law.

(hh)	The Company is subject to the reporting requirements of Section 13 of the Exchange Act and files reports with the Commission on the EDGAR System. The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NYSE. The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. The Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE.

(ii)	Neither the Company nor any of the Subsidiaries nor any affiliate of any of them has taken, and they will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock in order to facilitate the sale or resale of the Shares. The Company acknowledges that the Placement Agents may engage in passive market-making transactions in the Common Stock in accordance with Regulation M promulgated under the Exchange Act.

(jj)	Except for the Subsidiaries and affiliates as disclosed on Schedule III hereto, neither the Company nor any of the Subsidiaries owns any shares of capital stock or any equity securities of any corporation or entity (other than shares of equity securities held as investments in the Company’s reserves).

(kk)	Since January 1, 2004, the Company has filed all reports, proxy statements and other information, and all amendments to previously filed reports, proxy statements and other information, required to be filed by it pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(ll)	The Company is not, and after giving effect to the use of the proceeds from the offering contemplated hereby will not be, an “investment company,” or a company

“controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
(mm)	(i) Each of the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (w) transactions are executed in accordance with management’s general or specific authorization; (x) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (y) access to material assets is permitted only in accordance with management’s general or specific authorization; and (z) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ii) Since the date of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, neither the Company’s auditors nor the Audit Committee of the Company have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data nor any material weaknesses in internal controls or (y) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls.

(nn)	Each of the Company and each of its Subsidiaries carries, or is covered by, insurance provided by insurers of recognized financial responsibility in such amounts and covering such losses and risks as it believes is prudent and adequate for the conduct of its business and the value of its property, and neither the Company nor any of the Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. The Company has never maintained, and does not currently maintain, a directors’ and officers’ liability insurance policy.

(oo)	Each of the members of each of the Audit Committee and the Compensation Committee of the Board of Directors of the Company is an “independent director” within the meaning of the listing standards and rules of the NYSE and, with respect to the Audit Committee, the Commission. Each of the members of the Audit Committee is financially literate within the meaning of the listing standards and rules of the NYSE, and at least one member of the Audit Committee is an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K promulgated by the Commission.

(pp)	The Company and each Subsidiary, and each of their respective “pension plans” (as defined in the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)), are in compliance in all material respects with all currently applicable provisions of ERISA. No “reportable event” (as defined in ERISA) has occurred with respect to any pension plan for which the Company or any Subsidiary would have any liability. Neither the Company nor any of its Subsidiaries has incurred, and neither the Company nor any of its Subsidiaries expects to incur, liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any pension plan or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each pension plan for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
(qq)	(i) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act); (ii) such disclosure controls and procedures are designed so that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding disclosure; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(rr)	The chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Company is in compliance with the provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the Commission applicable to the Company and will comply with those provisions of the Sarbanes-Oxley Act that will become effective in the future upon their effectiveness.

(ss)	Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, or any Placement Agent, for a brokerage commission, finder’s fee or other such payment.

(tt)	No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package or any Prospectus has been made or reaffirmed by the Company without a reasonable basis or has been disclosed by the Company other than in good faith.

(uu)	(i) At the earliest of time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Regulations) of the Shares and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Regulations.

     Any certificate signed by an officer of the Company and delivered to you or to counsel for the Placement Agents at the Closing Date shall be deemed to be a representation and warranty by the Company to each Placement Agent as to the matters set forth therein.
3. The Closing. The time and date of closing and delivery of the documents required to be delivered to the Placement Agents pursuant to Section 6 hereof shall be at 10:00 A.M., local time, on December 4, 2007 (the “Closing Date”) at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036.
4. Further Agreements of the Company. The Company agrees with the Placement Agents:
(a)	(i) To prepare the Prospectus in a form approved by the Placement Agent containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B and 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; (ii) to notify the Placement Agents immediately of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement, the General Disclosure Package or to the Prospectus; (iii) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the General Disclosure Package or Prospectus without the consent of the Representative, which consent shall not be unreasonably delayed or withheld; (iv) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the General Disclosure Package or Prospectus has been filed and to furnish the Representative with copies thereof; (v) to file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission and the NYSE pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; (vi) to advise the Representative, promptly after the Company receives notices thereof, of (x) any request by the Commission to amend the Registration Statement or to amend or supplement the General Disclosure Package or Prospectus or for additional information and (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission that the Company amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and (vii) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.
(b)	The Company represents and agrees that, unless it obtains the prior consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not, make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act unless the prior written consent of the Representative or the Company, respectively, has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es), if any, included in Schedule III hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus created by the Company as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Placement Agents or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Placement Agents that such Placement Agents otherwise would not have been required to file thereunder.

(c)	If at any time when the Prospectus relating to the Shares is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus, to comply with the Securities Act or the Exchange Act, that the Company will promptly notify the Placement Agents thereof and upon their request will prepare an appropriate amendment or supplement or upon their request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance reasonably satisfactory to the Placement Agents which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Placement Agent and to any dealer in securities as many copies as such Placement Agent may from time to time reasonably request of such amendment or supplement.

(d)	If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representative, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file with the Commission and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Placement Agents and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law. The foregoing sentence does not apply to statements in or omissions from the General Disclosure Package in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents through this Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof).

(e)	If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein, and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Placement Agent so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents through the Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof).

(f)	To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, if any, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this Section 4(f) to be made not later than 10:00 A.M., New York time, on the Business Day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clause (v) of this Section 4(f) and this clause (vi) to be made not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this Section 4(f) to be made not later than 10:00 A.M., New York City time, on the Business Day following the date of such document).
(g)	To make generally available to its stockholders and the Representative as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company (which need not be audited) satisfying Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158 of the Rules and Regulations).

(h)	To promptly take from time to time such actions as the Representative may reasonably request to qualify the Shares for offering and sale under the state securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Representative may reasonably designate and to continue such qualifications in effect for so long as required for the distribution of the Shares. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(i)	Not to directly or indirectly sell, assign, transfer, pledge, contract to sell of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days after the Closing Date without the prior written consent of the Representative. The Company will cause each of its (A) executive officers who are listed in the Company’s Form 10-K/A for the year ended December 31, 2006 and who are employed by the Company as of the date hereof and (B) directors to furnish to the Representative, prior to the Closing Date, a letter, substantially in the form of Exhibit B hereto.

(j)	Prior to the Closing Date, to furnish to the Placement Agents, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the General Disclosure Package or the Registration Statement.

(k)	Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications or press releases in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative (which shall not be unreasonably withheld or delayed), unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law. In such event, the Company shall consult with the Representative as to the contents of such press release.

(l)	To engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(m)	To supply the Representative with copies of all correspondence to and from, and all related documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act.

(n)	The Company will use its best efforts to cause the Shares to be listed on the NYSE at the Closing Date.
5. Payment of Expenses. The Company agrees with the Placement Agents to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares to the Purchasers and any transfer taxes payable in that connection; (b) the costs incident to the Registration of the Shares under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing any transaction document by mail, telex or other means of communications; (d) at the Closing, the fees and expenses incurred in connection with filings, if any, made with the NASD (including related reasonable fees and expenses of counsel for the Placement Agents), if applicable; (e) any other applicable listing or other fees; (f) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 4(h) hereof and of preparing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Placement Agents in respect thereof); (g) all fees and expenses of the registrar and transfer agent of the Common Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other expenses incurred by Company personnel in connection with any “roadshow” including, without limitation, any expenses advanced by the Placement Agents on the Company’s behalf and with the Company’s prior consent (which will be promptly reimbursed)); provided that, except as otherwise provided in this Section 5 and in Sections 7 and 9 hereof, each of the Placement Agents shall pay its own respective costs and expenses, including, without limitation, the fees and disbursements of their counsel.

6. Conditions to the Obligations of the Placement Agents and the Purchasers, and the Sale of the Shares. The obligations of the Placement Agents and the closing of the sale of the Shares hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:
(a)	No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus or the Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with; and the Rule 462(b) Registration Statement, if any, each Preliminary Prospectus, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(a) hereof, and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission.

(b)	The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(c)	All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Shares, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that it may reasonably request to enable it to pass upon such matters.

(d)	The Placement Agents shall have received from Jones & Keller, P.C., corporate counsel for the Company such counsel’s written opinion, addressed to the

Placement Agents dated as of the Closing Date, in form and substance reasonably satisfactory to the Representative, as set forth in Exhibit C hereto.
(e)	The Placement Agents shall have received from Kramer Levin Naftalis & Frankel LLP, such opinion, dated the Closing Date and addressed to the Placement Agents, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Placement Agents may reasonably request, and the Company shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

(f)	The Company shall have furnished to the Placement Agents a certificate, dated the Closing Date, of each of its Chairman and Chief Executive Officer and President stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, at the Applicable Time and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement no event has occurred that was required to be disclosed, but was not set forth in, a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus, (iii) as of the Closing Date, the representations and warranties of the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date in all material respects (or, if any such representations or warranties are qualified by materiality or Material Adverse Effect, then such representations and warranties are true and correct in all respects) and the Company has complied with in all material respects all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date in all material respects, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the General Disclosure Package, there has been no change, or any event, circumstance or development involving a prospective change, that would result in a Material Adverse Effect, except as set forth in the Prospectus or General Disclosure Package, and (v) the Registration Statement is effective, and to their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Shares.

(g)	At the time of the execution of this Agreement, the Placement Agents shall have received from Ernst & Young LLP a letter, addressed to the Placement Agents and dated such date, in form and substance reasonably satisfactory to the Representative (i) confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) containing the statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletins), with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus.

(h)	On the Closing Date, the Placement Agents shall have received a letter (the “bring-down letter”) from Ernst & Young LLP addressed to the Placement Agents, and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement, the Pricing Prospectus and the Prospectus as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agents concurrently with the execution of this Agreement pursuant to Section 6(g) hereof.

(i)	At the time of the execution of this Agreement, the Placement Agents shall have received from KPMG LLP a letter, addressed to the Placement Agents and dated such date, in form and substance reasonably satisfactory to the Representative (i) confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) containing the statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletins), with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus.

(j)	(i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiaries or any change, or any event, circumstances or development involving a prospective change, in or affecting the business, assets, properties, current or future consolidated financial position, reserves, surplus, business prospects, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole, or the Company’s liability for future policy benefits, policy holder account balances or other claims, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this Section 6(j), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated by the General Disclosure Package.
(k)	The Shares shall be registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representative. The Company shall have taken no action with the specific intention of terminating the registration of the Shares under the Exchange Act or delisting or suspending from trading the Shares from the NYSE, nor has the Company received any information suggesting that the Commission or the NYSE is contemplating terminating such registration or listing.

(l)	On the date hereof, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit B hereto from each executive officer and each director of the Company.

(m)	Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities (other than any current hostilities), or the subject of an act of terrorism, there shall have been a material escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) of this Section 6(m) makes it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated by the General Disclosure Package.

(n)	No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company.
(o)	The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement and any other documents relating thereto.

(p)	The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

(q)	Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Placement Agents may reasonably request.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.
7. Indemnification and Contribution.
(a)	Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Placement Agent, its partners, members, directors, officers and affiliates, and each other person, if any, who controls each of them within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal fees and other expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation or any claim whatsoever) (each, a “Loss”) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained (x) in any part of the Registration Statement at any time, any Preliminary Prospectus as of any time, the General Disclosure Package as of the Applicable Time, the Prospectus, any Issuer Free Writing Prospectus or any “road show” (as defined in Rule 433 of the Regulations) not constituting an Issuer Free Writing Prospectus (as each from time to time amended and supplemented, as the case may be), or (y) in any application or other document (in this Section 7 collectively called “application”) executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities Laws thereof or filed with the Commission, the NYSE or any other securities exchange, or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any part of the Disclosure Package, the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any road show not constituting an Issuer Free Writing Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Placement Agents through the Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof). This indemnity agreement will be in addition to any liability which the Company may otherwise have. If any action or proceeding (including any governmental investigation) is brought against any Placement Agent or any of its partners, members, directors, officers, affiliates or controlling persons in respect of which indemnity may be sought against the Company pursuant to this Section 7(a), such indemnified party shall promptly notify in writing the party or parties against which indemnification is to be sought of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel (satisfactory to the indemnified party) and payment of expenses. The indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel that is satisfactory to the indemnified party to have charge of the defense of such action, or counsel for such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), or that such counsel for the Company would have a conflict also representing the Placement Agents in the defense of such action, in any of which events such fees and expenses shall be borne by the Company (it being understood, however, that the Company shall not, in connection with any one such action or proceeding, be liable for the fees and expenses of more than one separate firm of attorneys, together with appropriate local counsel, at any time for all such indemnified parties, which firm shall be designated in writing by the Representative). Anything in this Section 7(a) to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed. The Company shall not settle or otherwise compromise any such claim or action unless as a result thereof, each of the indemnified parties receives a complete and unconditional release and discharge of any and all liability with respect to such claim or action in form and substance satisfactory to such indemnified party. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the issue and sale of the Shares or in connection with the Disclosure Package, the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “road show” (as defined in Rule 433 of the Regulations) not constituting an Issuer Free Writing Prospectus, or any amendment or supplement thereof, or any such application.

(b)	Each Placement Agent agrees to severally and not jointly indemnify and hold harmless Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agents, but only with respect to statements or omissions, or alleged statements or omissions, if any, made in the Disclosure Package, the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents through the Representative specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16 hereof). In case any action shall be brought against the Company, or any other person so indemnified, based on the Disclosure Package, the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Placement Agent, such Placement Agent shall have the rights and duties given to the Company, and the Company, and each other person so indemnified shall have the rights and duties given to the Placement Agents, by the provisions of Section 7(a) hereof.

(c)	No indemnification provided for in Section 7(a) or 7(b) hereof shall be available to any party which shall fail to give notice as provided in such sections if the party to which notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or 7(b) hereof. Any Losses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such Losses are incurred.

(d)	If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) hereof in respect of any Losses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable Law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agents on the other in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total fees received by the Placement Agents pursuant to Section 1(e) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agents on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Placement Agent’s obligations to contribute as provided in this Section 7(d) are several in proportion to the total compensation received by each of the Placement Agents in accordance with Section 1(e) hereof and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act or Section 10(b) of the Exchange Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.
8. Termination. The obligations of the Placement Agents hereunder may be terminated by the Representative, in its absolute discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Shares if, prior to that time, any of the events described in Section 6(m) hereof have occurred or if all of the Purchasers shall decline to purchase the Shares for any reason permitted under this Agreement or the Subscription Agreements.
9. Reimbursement of Placement Agents’ Expenses. If this Agreement is terminated pursuant to any of its provisions, except as otherwise provided in this Agreement, the Company shall not be under any liability to any Placement Agent (other than for obligations provided for in Section 4 hereof), and no Placement Agent shall be under any liability to the Company; provided, however, that if this Agreement is terminated by the Representative because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or for any reason provided in Section 6(m) hereof, the Company will reimburse the Placement Agents for all out-of-pocket expenses (including, without limitation, road show expenses and reasonable fees and disbursements of counsel to the Placement Agents) incurred by them in connection with the proposed placement of the Shares or in contemplation of the performance of their obligations hereunder. The Company shall pay, upon demand, such amount to the Representative, not to exceed $25,000.
     Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 7 hereof shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.
10. Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon each of the Placement Agents and the Company and their respective successors and permitted assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities (and contribution obligations) of the Company contained in this Agreement, and the indemnities (and contribution obligations) of the Placement Agents pursuant to Sections 7(b) and (d) hereof, shall also be for the benefit of the indemnified parties described in Section 7 hereof. It is understood that the Placement Agents’ responsibilities to the Company are solely contractual in nature and the Placement Agents do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.
11. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company or any person controlling any of them and shall survive delivery of and payment for the Shares.
12. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:
(a)	Each Placement Agent’s responsibility to the Company is solely contractual in nature, the Placement Agents have been retained solely to act as placement agents in connection with the sale of the Shares and no fiduciary, advisory or agency relationship between the Company and the Placement Agents has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Placements Agents has advised or is advising the Company on other matters;

(b)	The price of the Shares set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representative, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)	The Company has been advised that the Placement Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)	The Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
13. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to you, shall be mailed, delivered or telegraphed and confirmed to the Placement Agents care of Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004, Attention: Dennis MacNamara, General Counsel, facsimile: (212) 668-8081, with a copy to Peter S. Kolevzon, Esq., Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, facsimile: (212) 715-8000; if sent to the Company shall be mailed, delivered or telegraphed and confirmed to Citizens, Inc., 400 East Anderson Lane, Austin, Texas 78752, Attention: President, facsimile: (512) 836-9785, with a copy to Reid Godbolt, Esq., Jones & Keller, P.C., 1625 Broadway, 16th Floor, Denver, Colorado 80202, facsimile: (303) 573-0769.
14. Definitions of Certain Terms. The terms which follow, when used in this Agreement, shall have the meanings indicated.
“Business Day” shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the New York Stock Exchange is not open for trading.
“Effective Date” shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.
“To the Company’s knowledge” and words of similar import shall mean the Company’s actual knowledge based on reasonable due diligence.
15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
16. Placement Agents’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agents’ Information consists solely of the statements concerning the Placement Agents contained in the first paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.
17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agents.
19. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
20. Consent to Act as Representative. Oppenheimer & Co. Inc. (“Oppenheimer”), consents and agrees that Oppenheimer will act as Representative of the Placement Agents under this Agreement and with respect to the sale of the Shares. Accordingly, each of KeyBanc Capital Markets Inc. and Oppenheimer authorizes Oppenheimer to manage the Offering and the sale of the Shares and to take such action in connection therewith as Oppenheimer in its sole discretion deems appropriate or desirable.
[Signature Page Follows]

     If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CITIZENS, INC.

By:
Name:
Title:
Accepted as of
the date first above written:
OPPENHEIMER & CO. INC.

By:
Name:
Title:

Schedule I
Placement Agents
     OPPENHEIMER & CO. INC.
     KEYBANC CAPITAL MARKETS INC.

Schedule II
Pricing Information
The Pricing Information consists of the initial price to the public of the Shares.

Schedule III
Issuer Free Writing Prospectus(es)
The pricing supplement / term sheet being filed by the Company with the Commission pursuant to Rule 433 of the Regulations on November 29, 2007.

Schedule IV
List of Subsidiaries
CICA Life Insurance Company of America (CICA) (f/k/a Citizens Insurance Company of America), a Colorado corporation which is 100% owned by the Company.
CICA has the following Subsidiaries:
•	Citizens National Life Insurance Company (CNLIC) (f/k/a Combined Underwriters Insurance Company (Combined)), a Texas corporation which is 100% owned by CICA.

•	Computing Technology, Inc. (CTI), a Colorado corporation which is 100% owned by CICA.

•	Funeral Homes of America, Inc. (FHA), a Louisiana corporation which is 100% owned by CICA.

•	Insurance Investors, Inc. (III), a Texas corporation which is 100% owned by CICA.

•	Security Plan Life Insurance Company (SPLIC), a Louisiana corporation which is 100% owned by CICA.
•	Security Plan Fire Insurance Company (SPFIC), a Louisiana corporation which is 100% owned by SPLIC.
CICA has the following affiliate:
•	Integrity Capital Corporation (ICC), an Indiana corporation which is 13.1% owned by CICA.
•	Integrity Capital Insurance Company (ICIC), an Indiana corporation which is 100% owned by ICC.

Exhibit A
[Form of Subscription Agreement]

Exhibit B
[Form of Lock-Up Agreement]

Exhibit C
[Form of Opinion of Company’s Counsel]